Exhibit 10.41

PLEDGE AND SECURITY AGREEMENT

made by

TESLA MOTORS, INC.

and any of its Subsidiaries that becomes a Grantor hereunder in favor of

MIDLAND LOAN SERVICES, INC.

as Collateral Trustee

Dated as of January 20, 2010

i

6.2	Delay and Waiver	34
6.3	Right of Set-Off	34
6.4	Survival of Representations and Warranties	35
6.5	Notices	35
6.6	Severability	35
6.7	Judgment Currency	35
6.8	Indemnification	36
6.9	Limitation on Liability	36
6.10	Successors and Assigns	36
6.11	Further Assurances and Corrective Instruments	37
6.12	Reinstatement	37
6.13	Governing Law; Waiver Of Jury Trial	37
6.14	Submission to Jurisdiction, Etc.	37
6.15	Entire Agreement	38
6.16	Benefits of Agreement	38
6.17	Headings	38
6.18	Counterparts	38
6.19	No Partnership; Etc.	38
6.20	Releases	39
6.21	Independence of Covenants	39
6.22	Additional Grantors	39

ii

EXHIBITS

Exhibit A	Form of Uncertificated Securities Control Agreement

Exhibit B	Form of Securities Account Control Agreement

Exhibit C	Form of Deposit Account Control Agreement

Exhibit D	Form of Patent Security Agreement

Exhibit E	Form of Trademark Security Agreement

Exhibit F	Form of Copyright Security Agreement

iii

PLEDGE AND SECURITY AGREEMENT, dated as of January 20, 2010 (this “Agreement”), made by TESLA MOTORS, INC., a Delaware corporation (the “Borrower”), and each of the SUBSIDIARIES OF THE BORROWER listed on the signature pages hereof or that becomes a party hereto as provided herein (collectively with the Borrower, the “Grantors”), in favor of MIDLAND LOAN SERVICES, INC., a Delaware corporation, as collateral trustee (in such capacity, the “Collateral Trustee”) under the Collateral Trust Agreement, dated as of January 20, 2010 (as amended, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among the Borrower, the Subsidiaries of the Borrower parties thereto and the Collateral Trustee.

PRELIMINARY STATEMENTS

A. Pursuant to the Loan Arrangement and Reimbursement Agreement, dated as of January 20, 2010 (as amended, supplemented or otherwise modified from time to time, the “Arrangement Agreement”), between the Borrower and the United States Department of Energy (“DOE”), DOE has agreed to arrange for the Federal Financing Bank, an instrumentality of the United States government created by the Federal Financing Bank Act of 1973 that is under the general supervision of the Secretary of the Treasury (“FFB”), to purchase certain future advance promissory notes (as amended, supplemented or otherwise modified from time to time, the “Notes”) to be issued by the Borrower pursuant to the Note Purchase Agreement, dated as of January 20, 2010, among the Borrower, DOE and FFB (as amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), and to make extensions of credit to the Borrower from time to time upon the terms and subject to the conditions set forth in the Notes and the other Loan Documents.

B. Pursuant to the Program Financing Agreement, dated as of September 16, 2009, between DOE and FFB, DOE will be obligated to reimburse FFB for any liabilities, losses, costs or expenses incurred by FFB from time to time with respect to the Notes or the related Note Purchase Agreement.

C. The proceeds of the extensions of credit under the Funding Agreements will be used by the Borrower to fund Eligible Project Costs incurred by the Borrower under the Advanced Technology Vehicles Manufacturing Incentive Program administered by DOE.

D. It is a condition precedent to the obligation of DOE under the Arrangement Agreement to deliver the Principal Instruments required for FFB to purchase the Notes under the Note Purchase Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Trustee for the ratable benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and to induce DOE to enter into the Arrangement Agreement and to induce FFB to enter into the Note Purchase Agreement, purchase the Notes and make extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Trustee, for the ratable benefit of the Secured Parties, as follows:

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

1.1 Definitions. Capitalized terms used herein, including in the preliminary statements, without definition shall have the respective meanings assigned to such terms in the Arrangement Agreement or, if not defined therein, in the UCC. In addition, the following terms shall have the following meanings:

“Account Debtor” means each Person who is obligated on a Receivable or any Supporting Obligation related thereto.

“Accounts” means all “accounts” as defined in Article 9 of the UCC.

“Additional Grantors” has the meaning given to such term in Section 2.5.

“Agreement” has the meaning given to such term in the preamble.

“Arrangement Agreement” has the meaning given to such term in the preliminary statements.

“Borrower” has the meaning given to such term in the preamble.

“Certificate-of-Title Equipment” means any property which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, other than inventory of a Person in the business of selling or leasing goods of that kind to the extent Section 9-311(d) is applicable thereto.

“Chattel Paper” means all “chattel paper” as defined in Article 9 of the UCC, including “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC, and includes, in any event, all chattel paper, if any, listed on the Collateral Schedules.

“Collateral” has the meaning given to such term in Section 2.1.

“Collateral Records” means books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software (whether in source code or object code), computer printouts, tapes, disks and related data processing software and similar items in whatever form that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or would reasonably be considered materially useful or helpful in the collection thereof or realization thereupon.

“Collateral Support” means all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Collateral Trustee” has the meaning given to such term in the preamble.

“Collateral Trust Agreement” has the meaning given to such term in the preamble.

“Commercial Tort Claims” means all “commercial tort claims” as defined in Article 9 of the UCC and includes, in any event (and in particular for purposes of the grant of security interest under Section 2.1(c)), all commercial tort claims listed on the Collateral Schedules.

“Commodity Accounts” means all “commodity accounts” as defined in Article 9 of the UCC.

“Deposit Accounts” means all “deposit accounts” as defined in Article 9 of the UCC and includes, in any event, all certificates of deposit that are not Instruments and all of the accounts listed on the Collateral Schedules under the heading “Deposit Accounts”.

“Documents” means all “documents” as defined in Article 9 of the UCC.

“DOE” has the meaning given to such term in the preliminary statements.

“Equipment” means all “equipment” as defined in Article 9 of the UCC and includes, in any event, (i) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, Fixtures, motor vehicles and tools (in each case, regardless of whether characterized as equipment under the UCC but excluding motor vehicles held as inventory) and (ii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing.

“FFB” has the meaning given to such term in the preliminary statements.

“Fixtures” means all “fixtures” as defined in Article 9 of the UCC.

“General Intangibles” means all “general intangibles” (including “payment intangibles”) as defined in Article 9 of the UCC and includes, in any event, all of the following (in each case, regardless of whether characterized as general intangibles under the UCC): all Hedging Transactions; all Intellectual Property and licenses of Intellectual Property; all Governmental Approvals; all Project Documents; all tax refunds; all intercompany agreements; and all other contract rights and other intangible rights.

“Goods” means all “goods” as defined in Article 9 of the UCC and includes, in any event, all Inventory and Equipment.

“Grantors” has the meaning given to such term in the preamble.

“Instruments” means all “instruments” as defined in Article 9 of the UCC.

“Insurance” means (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Trustee or any other Secured Party is the loss payee thereof), (ii) any key man life insurance or business interruption policies and (iii) all other insurance policies owned by any Grantor.

“Intellectual Property” has the meaning given to such term in the Arrangement Agreement and includes, in any event, all of the trademarks, trade names, domain names, patents, patent applications, copyrights, trade secrets and know-how listed on the Collateral Schedules.

“Inventory” means all “inventory” as defined in Article 9 of the UCC and includes, in any event, all of the following (in each case, regardless of whether characterized as inventory under the UCC): all goods (including motor vehicles) held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; all goods in which any Grantor has an interest in mass or a joint interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, and all computer programs embedded in any goods of the kind described above and all accessions thereto and products thereof.

“Investment Property” means all “investment property” and all “financial assets” (as such terms are defined in Article 9 and Article 8, respectively, of the UCC) and includes, in any event, all of the following (in each case, regardless of whether characterized as investment property or financial assets under the UCC): all Pledged Equity Interests, all Pledged Debt, all Securities Accounts, all Commodity Accounts and all other investment property, if any, listed on the Collateral Schedules under the heading “Other Investment Property”.

“Letter of Credit Right” means “letter-of-credit right” as defined in Article 9 of the UCC and includes, in any event, each letter of credit issued in favor of any Grantor, if any, listed on the Collateral Schedules.

“Money” means “money” as defined in Article 1 of the UCC.

“Note Purchase Agreement” has the meaning given to such term in the preliminary statements.

“Notes” has the meaning given to such term in the preliminary statements.

“Pledged Collateral” means, collectively, all Pledged Equity Interests, all Pledged Debt and all other Investment Property other than any Securities Accounts or Commodity Accounts.

“Pledged Debt” means all Indebtedness owed to any Grantor (including all certificates of deposit that are Instruments and all intercompany Indebtedness) and includes, in any event, all promissory notes and Instruments, if any, listed on the Collateral Schedules, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

“Pledged Equity Interests” means, collectively, all Pledged Stock, all Pledged LLC Interests, all Pledged Partnership Interests and all Pledged Trust Interests.

“Pledged LLC Interests” means all interests in any limited liability company and includes, in any event, all limited liability company interests, if any, listed on the Collateral Schedules and the certificates, if any, representing such limited liability company interests and any interest of any Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests, other than any Excluded Property.

“Pledged Partnership Interests” means all interests in any general partnership, limited partnership, limited liability partnership or other partnership and includes, in any event, all partnership interests, if any, listed on the Collateral Schedules and the certificates, if any, representing such partnership interests and any interest of any Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests, other than any Excluded Property.

“Pledged Stock” means all shares of or other interests in Capital Stock of any corporation or other entity (other than any limited liability company, partnership or trust) and includes, in any event, all Capital Stock listed on the Collateral Schedules under the heading “Pledged Equity Interests” and the certificates, if any, representing all such shares or other interests and any interest of any Grantor in the entries on the books of the issuer of such shares or other interests or on the books of any securities intermediary pertaining to such shares or other interests, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other interests, other than any Excluded Property.

“Pledged Trust Interests” means all interests in a Delaware business trust or other trust and includes, in any event, all trust interests, if any, listed on the Collateral Schedules and the certificates, if any, representing such trust interests and any interest of any Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests, other than any Excluded Property.

“Proceeds” means all “proceeds” as defined in Article 9 of the UCC and includes, in any event, all payments or distributions made with respect to any other item of Collateral and whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

“Receivables” means all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Property, together with all of any Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” means (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of any Grantor or any computer bureau or agent from time to time acting for any Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.

“Record” has the meaning given to such term in Article 9 of the UCC.

“Secured Parties” means, collectively, the Collateral Trustee, DOE, FFB and any other holder of any Secured Obligations outstanding at any time.

“Securities Accounts” means all “securities accounts” as defined in Article 8 of the UCC and includes, in any event, all of the accounts listed on the Collateral Schedules under the heading “Securities Accounts”.

“Supporting Obligations” means all “supporting obligations” as defined in Article 9 of the UCC.

“UCC” means the Uniform Commercial Code as adopted and in effect in the State of New York.

“UCC Filing Jurisdictions” means (i) for any Grantor that is a corporation, limited liability company or limited partnership, the jurisdiction of organization for such Grantor as listed on the Organizational Information Schedule and (ii) for any other Grantor, the jurisdiction where its chief executive office or its sole place of business is (or the principal residence if such Grantor is a natural person) as listed on the Organizational Information Schedule.

1.2 Other Rules of Construction. Unless the contrary is expressly stated herein:

(a) words in this Agreement denoting one gender only shall be construed to include the other gender;

(b) when used in this Agreement, the words “including”, “includes” and “include” shall be deemed to be followed in each instance by the words “without limitation”;

(c) when used in this Agreement, the words “herein”, “hereby”, “hereunder”, “hereof”, “hereto”, “hereinbefore”, and “hereinafter”, and words of similar import, unless otherwise specified, shall refer to this Agreement in its entirety and not to any particular section, subsection, paragraph, clause or other subdivision, exhibit, schedule or appendix of this Agreement;

(d) each reference in this Agreement to any article, section, subsection, paragraph, clause or other subdivision, exhibit, schedule or appendix shall mean, unless otherwise specified, the respective article, section, subsection, paragraph, clause or other subdivision, exhibit, schedule or appendix of this Agreement;

(e) capitalized terms in this Agreement referring to any Person or party to any Loan Document or to any other agreement, instrument, deed or other document shall refer to such Person or party together with its successors and permitted assigns, and in the case of any Governmental Authority, any Person succeeding to its functions and capacities;

(f) each reference in this Agreement to any Loan Document or to any other agreement, instrument, deed or other document, shall be deemed to be a reference to such Loan Document or such other agreement, instrument, deed or document, as the case may be, as the same may be amended, supplemented, novated or otherwise modified from time to time in accordance with the terms hereof and thereof;

(g) each reference in this Agreement to any Requirements of Law shall be construed as a reference to such Requirements of Law, as applied, amended, modified, extended or re-enacted from time to time, and includes any rules or regulations promulgated thereunder;

(h) each reference in this Agreement to any provision of any other Loan Document will include reference to any definition or provision incorporated by reference within that provision;

(i) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests, Intellectual Property and contract rights;

(j) the word “will” shall be construed as having the same meaning and effect as the word “shall”; and

(k) where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

ARTICLE II

GRANT OF SECURITY INTEREST

2.1 Grant of Security Interest. Each Grantor hereby grants to the Collateral Trustee, for the ratable benefit of the Secured Parties, a First Priority security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):

(a) Accounts;

(b) Chattel Paper;

(c) Commercial Tort Claims;

(d) Deposit Accounts;

(e) Documents;

(f) Equipment;

(g) General Intangibles;

(h) Instruments;

(i) Insurance;

(j) Inventory;

(k) Investment Property;

(l) Letter of Credit Rights;

(m) Money;

(n) to the extent not otherwise included above, all Goods, Fixtures and Receivables;

(o) to the extent not otherwise included above, all Intellectual Property, together with the right to sue (and collect damages) for past, present or future infringement or misappropriation thereof;

(p) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(q) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 attach to any Excluded Property. For the avoidance of doubt, it is understood that under no circumstances shall “Excluded Property” be construed to include any Program Assets.

2.3 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under 11 U.S.C. § 362(a) (and any successor provision thereof)), of all Secured Obligations with respect to every Grantor.

2.4 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (a) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties thereunder to the Collateral Trustee or any other Secured Party, (b) each Grantor shall remain liable under each of the agreements included in the Collateral to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Trustee nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Trustee nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral and (c) the exercise by the Collateral Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the agreements included in the Collateral.

2.5 Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing and delivering to the Collateral Trustee a Subsidiary Joinder Agreement (together with updates to the Collateral Schedules reflecting the property of such Additional Grantor), or such other documentation as may be reasonably acceptable to the Collateral Trustee, in accordance with Section 7.6(a) of the Arrangement Agreement. Upon delivery of any such Subsidiary Joinder Agreement or other documentation to the Collateral Trustee, notice of which is hereby waived by the other Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Trustee or DOE not to cause any Subsidiary of the Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

2.6 Additional Security. Without notice to or consent of any Grantor, and without impairment of the security interest and rights granted pursuant to this Agreement, any Secured Party may accept from any Grantor or from any other Person, additional security for the Secured Obligations and, in any event, each Grantor may become obligated from time to time to grant additional security for the Secured Obligations pursuant to Section 7.6 of the Arrangement Agreement or otherwise. Neither the granting of the security interest in the Collateral pursuant to this Agreement nor the acceptance of any such additional security shall prevent any such Secured Party from resorting first to such additional security, or first to the Collateral, in either case without affecting such Secured Party’s security interest in the Collateral and the other rights granted to it pursuant to this Agreement.

ARTICLE III

REPRESENTATIONS AND COVENANTS

3.1 Generally.

(a) Representations Relating to All Collateral. Each Grantor hereby represents and warrants that:

(i) each Grantor owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons, including liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, other than Permitted Liens;

(ii) the Organizational Information Schedule sets forth for each Grantor (A) its full legal name, (B) its jurisdiction and type of organization, (C) if applicable, its organizational identification number, (D) if applicable, its Federal employer identification number and (E) the jurisdiction where its chief executive office or its sole place of business is (or the principal residence if such Grantor is a natural person);

(iii) upon (A) the filing in the applicable UCC Filing Jurisdictions of all UCC financing statements naming each Grantor as “debtor” and the Collateral Trustee as “secured party” and describing the Collateral in accordance with Section 5.2 (which financing statements have been delivered to the Collateral Trustee in completed and duly authorized form for filing), (B) execution of a control agreement establishing the Collateral Trustee’s “control” (within the meaning of Section 9-104 of the UCC) with respect to any Deposit Accounts (other than Excluded Accounts), and (C) to the extent not subject to Article 9 of the UCC, recordation of the security interests granted hereunder in registered or issued Intellectual Property in the applicable intellectual property registries, including the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Collateral Trustee hereunder constitute valid and perfected First Priority Liens on all of the Collateral (except Excluded Accounts and except to the extent that additional actions (collectively, the “Additional Perfection Actions”) are required to be taken with respect to Certificate-of-Title Equipment, Letter of Credit Rights, Insurance, Commercial Tort Claims and any Collateral not located in the United States or any state thereof or not owned by a Grantor organized under the laws of the United States or any state thereof), and no additional or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any jurisdiction to establish and maintain such First Priority Liens except (1) as provided under the UCC with respect to the filing of continuation statements, (2) as provided under the UCC with respect to any changes made after the date hereof, and (3) as may be required with respect to any Additional Perfection Actions;

(iv) other than the filings referred to in Section 3.1(a)(iii), no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (A) financing statements for which proper termination statements have been delivered to the Collateral Trustee for filing and (B) financing statements filed in connection with Permitted Liens;

(v) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (A) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Trustee hereunder or (B) the exercise by the Collateral Trustee of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (1) for the filings contemplated by Section 3.1(a)(iii), (2) any Required Consents, which have been obtained and are in full force and effect, and (3) as may be required in connection with the disposition of any Investment Property by laws generally affecting the offering and sale of securities;

(vi) as of the Principal Instrument Delivery Date (or, in the case of any Additional Grantor, as of the date of its Subsidiary Joinder Agreement), none of the Grantors (A) is a beneficiary under any letters of credit; (B) has any rights in any Commercial Tort Claims; or (C) owns any key personnel life insurance policies except as disclosed on the Collateral Schedules;

(vii) none of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC); and

(viii) none of the Grantors owns (A) any “as extracted collateral” (as defined in the UCC), (B) any timber to be cut, (C) any aircraft or ships or (D) any Commodity Accounts.

(b) Covenants Relating to All Collateral. Each Grantor hereby covenants and agrees that:

(i) it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein other than Permitted Liens;

(ii) except to the extent contemplated by clause (c) of the definition of “First Priority”, it shall not take any action to cause or permit any Permitted Lien to be a prior Lien on any of the Collateral, including by delivery to any Person other than the Collateral Trustee or DOE of any instrument, tangible chattel paper or investment property evidenced by certificates or granting “control” (within the meaning of the applicable provision of the UCC) over any Collateral to any Person other than the Collateral Trustee or DOE;

(iii) it shall not produce, use or permit any Collateral to be used in violation, in any material respect, of any applicable Requirements of Law or any policy of insurance covering the Collateral;

(iv) it shall not change any of the information set forth for such Grantor on the Organizational Information Schedule except to the extent permitted by Section 7.6(g) of the Arrangement Agreement, and upon the effective date of any such change it shall deliver to the Collateral Trustee a completed Collateral Supplement reflecting an updated Organizational Information Schedule;

(v) it shall pay promptly when due all material property and other material taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent permitted by Section 7.16 of the Arrangement Agreement;

(vi) promptly upon its obtaining Knowledge thereof, it shall notify the Collateral Trustee in writing of the imposition of any Lien (other than Permitted Liens) on any of the Collateral or any other event that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the value of the Collateral or any material portion thereof, the ability of any Grantor or the Collateral Trustee to dispose of the Collateral or any portion thereof, or the rights and remedies of the Collateral Trustee in relation thereto, including the levy of any legal process against the Collateral or any portion thereof;

(vii) it shall not take or permit any action which could reasonably be expected to impair the Collateral Trustee’s rights in the Collateral except for Permitted Liens and transactions permitted under and in compliance with Section 9.5 of the Arrangement Agreement; and

(viii) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as otherwise permitted under Section 9.5 of the Arrangement Agreement.

3.2 Equipment and Inventory.

(a) Additional Representations for Equipment and Inventory. Each Grantor represents and warrants that:

(i) all of the Equipment and Inventory included in the Collateral (other than (i) goods in transit, (ii) motor vehicles used for demonstration or publicity purposes in the ordinary course of business and (iii) movable Equipment other than motor vehicles (such as laptop computers) located with employees in the ordinary course of business) is kept only at the locations listed on the Collateral Schedules or other locations identified to the Collateral Trustee pursuant to Section 3.2(b)(i);

(ii) any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance in all material respects with the requirements of the Fair Labor Standards Act, as amended (to the extent the Fair Labor Standards Act is applicable to such Goods);

(iii) none of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or a warehouseman, except as listed on the Collateral Schedules or otherwise identified to the Collateral Trustee pursuant to Section 3.2(b)(i); and

(iv) the aggregate value of all Certificate-of-Title Equipment owned by the Grantors at any time for which the steps described in Section 3.2(b)(iv) have not been taken does not exceed $2,500,000.

(b) Additional Covenants for Equipment and Inventory. Each Grantor covenants and agrees that:

(i) it shall keep the Equipment, Inventory and any Documents evidencing any Equipment and Inventory (other than (i) goods in transit, (ii) motor vehicles used for demonstration or publicity purposes in the ordinary course of business and (iii) movable Equipment other than motor vehicles (such as laptop computers) located with employees in the ordinary course of business) in the locations listed on the Collateral Schedules unless it shall have (A) notified the Collateral Trustee in writing prior to any change in locations by delivering a Collateral Supplement identifying such new locations and providing such other information in connection therewith as the Collateral Trustee may reasonably request and (B) taken all actions necessary or reasonably requested by the Collateral Trustee to maintain the continuous validity, perfection and the same or better priority of the Collateral Trustee’s security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory (including by providing Collateral Access Agreements as required by Section 7.6(d) of the Arrangement Agreement);

(ii) it shall keep complete and accurate records of the Equipment and Inventory in all material respects;

(iii) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Trustee;

(iv) with respect to any Certificate-of-Title Equipment with an aggregate value in excess of $2,500,000, it shall (A) notify the Collateral Trustee thereof by delivery of a Collateral Supplement setting forth such information, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Collateral Trustee copies of all such certificates of title indicating the security interest created hereunder in the items of Equipment covered thereby; and

(v) (i) with respect to any Site, it shall (A) prepare and file with the appropriate authorities in the applicable jurisdiction all necessary fixture filings with respect to all Fixtures at any time located at such Site, and (B) deliver to the Collateral Trustee copies of all such recorded fixture filings, and (ii) with respect to any other location owned or leased by any Grantor, in the event there shall be any Fixtures at such location with an aggregate book value in excess of $250,000, it shall (A) notify the Collateral Trustee with respect to any such location by delivery of a Collateral Supplement setting forth such information, (B) upon the request of the Collateral Trustee, prepare and file with the appropriate authorities in the applicable jurisdiction all necessary fixture filings with respect to all Fixtures owned by Grantor at any time at such location, and (C) deliver to the Collateral Trustee copies of all such recorded fixture filings.

3.3 Receivables.

(a) Additional Representations for Receivables. Each Grantor represents and warrants that:

(i) none of the Account Debtors in respect of Receivables with a value in excess of $1,000,000 in the aggregate is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign, other than such Receivables as to which (a) such Grantor has notified the Collateral Trustee and DOE in writing by delivery of a Collateral Supplement setting forth such information and (b) taken all steps required under Section 7.6(f)(iii) of the Arrangement Agreement; and

(ii) no Receivable is evidenced by, or constitutes, an Instrument or Chattel Paper with an aggregate value in excess of $250,000 which has not been delivered to, or otherwise subjected to the control of, the Collateral Trustee to the extent required by, and in accordance with, Section 3.3(c).

(b) Additional Covenants for Receivables: Each Grantor hereby covenants and agrees that:

(i) it shall keep complete and accurate records of the Receivables in all material respects, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

(ii) at the request of the Collateral Trustee, it shall mark conspicuously, in form and manner reasonably satisfactory to the Collateral Trustee, all Chattel Paper, Instruments and other evidence of Receivables (other than any delivered to the Collateral Trustee as provided herein), as well as the Receivables Records with an appropriate reference to the fact that the Collateral Trustee has a security interest therein;

(iii) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and, other than in the ordinary course of business in a manner that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (but subject to Section 4.5), such Grantor shall not (A) grant any extension or renewal of the time of payment of any Receivable, (B) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (C) release, wholly or partially, any Person liable for the payment thereof, or (D) allow any credit or discount thereon; and

(iv) except as otherwise provided in Section 4.5, each Grantor shall continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable, any Supporting Obligation or Collateral Support, in each case, at its own expense; and

(v) it shall comply with Section 7.6(f)(iii) of the Arrangement Agreement with respect to all Applicable Governmental Claims.

(c) Delivery and Control of Receivables. With respect to any Receivables in excess of $250,000 individually that are evidenced by, or constitute, Chattel Paper or Instruments, each Grantor shall deliver to the Collateral Trustee a completed Collateral Supplement reflecting such Chattel Paper or Instruments and shall cause each originally executed copy of such Chattel Paper or Instruments to be delivered to the Collateral Trustee (or its agent or designee) appropriately indorsed to the Collateral Trustee or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within thirty (30) days of such Grantor acquiring rights therein. With respect to any Receivables in excess of $250,000 individually, which would constitute “electronic chattel paper” under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Collateral Trustee control over such Receivables (within the meaning of Section 9-105 of the UCC): (x) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (y) with respect to any such Receivables hereafter arising, within thirty (30) days of such Grantor acquiring rights therein. Any Receivable not otherwise required to be delivered or subjected to the control of the Collateral Trustee in accordance with this clause (c) shall be delivered or subjected to such control upon request of the Collateral Trustee upon the occurrence and during the continuance of an Event of Default.

3.4 Pledged Collateral.

(a) Additional Representations for Pledged Collateral. Each Grantor hereby represents and warrants that:

(i) The Collateral Schedules set forth under the heading “Pledged Equity Interests” set forth all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedules;

(ii) it is the record and beneficial owner of the Pledged Equity Interests purported to be owned by it free of all Liens (other than Permitted Liens), rights or claims of other Persons and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests other than as permitted under the Arrangement Agreement;

(iii) without limiting the generality of Section 3.1(a)(v), no consent (other than the Required Consents, which have been obtained and are in full force and effect and as may be required in connection with the disposition of any Pledged Collateral by laws generally affecting the offering and sale of securities) of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or advisable in connection with the creation, perfection or first priority status of the security interest of the Collateral Trustee in any Pledged Equity Interests or the exercise by the Collateral Trustee of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;

(iv) none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (1) are registered as investment companies, (2) are dealt in or traded on securities exchanges or markets or (3) have opted to be treated as securities under the Uniform Commercial Code of any jurisdiction unless such Grantor shall have notified the Collateral Trustee in writing thereof and shall have taken all steps necessary or reasonably requested by the Collateral Trustee to establish the Collateral Trustee’s “control” thereof (within the meaning of Sections 8-106 and 9-106 of the UCC);

(v) the Collateral Schedules set forth all of the Pledged Debt with a value in excess of $250,000 in the aggregate, if any, owned by any Grantor and, to the Knowledge of the Grantors, all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof;

(vi) the Grantors have not consented to, and are not otherwise aware of, any Person (other than the Collateral Trustee) having “control” (within the meaning of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any Pledged Collateral owned by the Grantors; and

(vii) except as otherwise indicated in the Collateral Schedules, each Foreign Subsidiary that is not a Grantor is a Controlled Foreign Corporation.

(b) Additional Covenants for Pledged Collateral. Each Grantor hereby covenants and agrees that:

(i) if such Grantor acquires rights in any Pledged Collateral after the date hereof, it shall deliver to the Collateral Trustee a completed Collateral Supplement reflecting such new Pledged Collateral;

(ii) if such Grantor receives any dividends or distributions on any Pledged Equity, any payment of principal, interest or other amounts in respect of any Pledged Debt or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Collateral, then (1) such dividends, distributions, payments and securities or other property shall be included in the definition of Collateral without further action and (2) such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Trustee over such property (including delivery thereof to the Collateral Trustee) and pending any such action such Grantor shall be deemed to hold such property in trust for the benefit of the Collateral Trustee and shall segregate such property from all other property of such Grantor; provided, so long as no Event of Default shall have occurred and be continuing, each Grantor may retain all ordinary cash dividends and distributions and other cash paid in the normal course of the business of the issuer provided, further that no Pledged Debt shall be required to be delivered to Collateral Trustee except as provided in Section 3.4(c)(i);

(iii) it shall not vote to enable or take any other action to:

(A) amend or terminate, or waive any provision of, any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Pledged Collateral or adversely affects the validity, perfection or priority of the Collateral Trustee’s security interest except in connection with a transaction expressly permitted under the Arrangement Agreement, or

(B) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (B), such Grantor shall promptly notify the Collateral Trustee in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Trustee’s “control” thereof (within the meaning of Sections 8-106 and 9-106 of the UCC);

(iv) it shall comply with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests in all material respects and shall enforce all of its material rights with respect to any Pledged Collateral except to the extent such failure to do so could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect;

(v) each Grantor consents to the grant by each other Grantor of a security interest in all Pledged Collateral to the Collateral Trustee and, without limiting the foregoing, consents to the transfer of any Pledged Collateral to the Collateral Trustee or its nominee following an Event of Default and to the substitution of the Collateral Trustee or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto; and

(vi) it shall notify the Collateral Trustee of any default under any Pledged Debt that is reasonably likely to cause, either in any individual case or in the aggregate, a Material Adverse Effect.

(c) Delivery and Control of Pledged Collateral.

(i) Each Grantor agrees that with respect to any Pledged Collateral in which it currently has rights it shall comply with the provisions of this Section 3.4(c)(i) on or before the Principal Instrument Delivery Date and with respect to any Pledged Collateral hereafter acquired by such Grantor it shall comply with the provisions of this Section 3.4(c)(i) immediately upon acquiring rights therein, in each case in form and substance reasonably satisfactory to the Collateral Trustee. With respect to any Pledged Collateral that is represented by a certificate or that is an Instrument (other than any Pledged Collateral credited to a Securities Account) with a value in excess of $250,000 it shall cause such certificate or Instrument to be delivered to the Collateral Trustee, indorsed in blank by an “effective endorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate or Instrument constitutes a “certificated security” for purposes of the UCC. With respect to any Pledged Collateral that is an “uncertificated security” for purposes of the UCC (other than any “uncertificated securities” credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (1) register the Collateral Trustee as the registered owner thereof on the books and records of the issuer or (2) execute a control agreement substantially in the form of the Uncertificated Securities Control Agreement attached as Exhibit A hereto or otherwise in form and substance reasonably satisfactory to the Collateral Trustee, pursuant to which, among other things, such issuer agrees to comply with the Collateral Trustee’s instructions with respect to such uncertificated security without further consent by such Grantor.

(ii) In addition to the foregoing, if any issuer of any Pledged Collateral is located in a jurisdiction outside of the United States and the value of such issuer is determined at the time by DOE to be material to the interests of the Secured Parties, upon the request of the Collateral Trustee, each Grantor shall take such additional actions, including causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Trustee.

(iii) The Collateral Trustee shall have the right upon the occurrence and during the continuance of an Event of Default, without notice to any Grantor, to exchange any certificates or instruments representing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

(iv) Upon the occurrence and during the continuance of an Event of Default, the Collateral Trustee shall have the right, without notice to any Grantor, to transfer all or any portion of the Pledged Collateral to its name or the name of its nominee or agent.

(d) Voting and Other Consensual Rights.

(i) So long as no Event of Default shall have occurred and be continuing:

(A) except as otherwise provided in this Agreement or in the Arrangement Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral for any purpose not inconsistent with the terms of this Agreement or the Arrangement Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if such action, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the value of the Pledged Collateral or any part thereof except in connection with any transaction expressly permitted under the Arrangement Agreement; and

(B) the Collateral Trustee shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (A) above.

(ii) Upon the occurrence and during the continuance of an Event of Default and notice to the Grantors from the Collateral Trustee that it is exercising its rights under this Section 3.4(b)(ii):

(A) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights pertaining to the Pledged Collateral which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Trustee who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(B) in order to permit the Collateral Trustee to exercise the voting and other consensual rights pertaining to the Pledged Collateral which it may be entitled to exercise pursuant hereto and to receive all dividends, distributions and payments which it may be entitled to receive hereunder in respect of the Pledged Collateral: (x) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Trustee all proxies, dividend payment orders and other instruments as the Collateral Trustee may from time to time reasonably request and (y) each Grantor acknowledges that the Collateral Trustee may utilize the power of attorney set forth in Section 5.1.

3.5 Securities Accounts.

(a) Additional Representations for Securities Accounts. Each Grantor hereby represents and warrants that:

(i) the Collateral Schedules set forth under the heading “Securities Accounts” all of the Securities Accounts in which each Grantor has an interest (it being understood that (x) any Securities Account which is an Excluded Account shall be so indicated on the applicable Collateral Schedules with an explanation of the applicable clause of definition of “Excluded Accounts” which applies to such Securities Account, and (y) such Grantor shall deliver to the Collateral Trustee such other information with respect to such Excluded Account as the Collateral Trustee shall reasonably request from time to time); and

(ii) each Grantor is the sole entitlement holder of each such Securities Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Trustee) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or securities or other property credited thereto.

(b) Delivery and Control of Securities Accounts.

(i) With respect to any Securities Accounts owned by any Grantor other than any Excluded Accounts, such Grantor shall, and shall use commercially reasonable efforts to cause the securities intermediary maintaining such Securities Account to, enter into a control agreement substantially in the form of the Securities Account Control Agreement attached as Exhibit B hereto or otherwise in form and substance reasonably satisfactory to the Collateral Trustee pursuant to which, among other things, it shall agree to comply with the Collateral Trustee’s “entitlement orders” without further consent by such Grantor. Each Grantor shall have entered into such control agreement or agreements with respect to: (1) any Securities Accounts that exist on the Principal Instrument Delivery Date, as of or prior to the Principal Instrument Delivery Date and (2) any Securities Accounts that are created or acquired after the Principal Instrument Delivery Date, as of or prior to the deposit or transfer of any funds, whether constituting moneys or investments, into such Securities Accounts, other than, in each case, Excluded Accounts. If any Grantor acquires rights in any Securities Account after the Principal Instrument Delivery Date, it shall also deliver to the Collateral Trustee a completed Collateral Supplement reflecting such new Securities Account (it being understood that (x) any Securities Account which is an Excluded Account shall be so indicated on the applicable schedules to the Collateral Supplement with an explanation of the applicable clause of definition of “Excluded Accounts” which applies to such Securities Account, and (y) such Grantor shall deliver to the Collateral Trustee such other information with respect to such Excluded Account as the Collateral Trustee shall reasonably request from time to time).

(ii) Each Grantor hereby covenants and agrees that it shall not close or terminate any Securities Account (other than any Excluded Account) unless a successor or replacement account has been established with respect to which successor or replacement account a control agreement has been entered into by the appropriate Grantor, the Collateral Trustee and securities intermediary at which such successor or replacement account is to be maintained in accordance with the provisions of Section 3.5(b)(i).

(iii) In addition to the foregoing, if any depository institution with respect to any Securities Account is located in a jurisdiction outside of the United States, upon the reasonable request of the Collateral Trustee, each Grantor shall take such additional actions, including causing such depository institution to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Trustee; provided, that for any such jurisdiction where a Control Agreement is not customary, such Grantor shall not be required to comply with clause (i) or (ii) above.

(iv) Upon the occurrence and during the continuance of an Event of Default, the Collateral Trustee shall have the right, without notice to any Grantor, to transfer all or any portion of the Securities Accounts to its name or the name of its nominee or agent.

3.6 Deposit Accounts.

(a) Additional Representations for Deposit Accounts. Each Grantor hereby represents and warrants that:

(i) the Collateral Schedules set forth under the heading “Deposit Accounts” all of the Deposit Accounts in which each Grantor has an interest (it being understood that (x) any Deposit Account which is an Excluded Account shall be so indicated on the applicable Collateral Schedules with an explanation of the applicable clause of definition of “Excluded Accounts” which applies to such Deposit Account, and (y) such Grantor shall deliver to the Collateral Trustee such other information with respect to such Excluded Account as the Collateral Trustee shall reasonably request from time to time); and

(ii) each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Trustee) having “control” (within the meaning of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein.

(b) Delivery and Control of Deposit Accounts.

(i) With respect to any Deposit Account owned by any Grantor other than Excluded Accounts, such Grantor shall, and shall use commercially reasonable efforts to cause the depositary institution maintaining such account to, enter into a control agreement substantially in the form of the Deposit Account Control Agreement attached as Exhibit C hereto or otherwise in form and substance reasonably satisfactory to the Collateral Trustee, pursuant to which, among other things, the Collateral Trustee shall have “control” (within the meaning of Section 9-104 of the UCC) over such Deposit Account. Each Grantor shall have entered into such control agreement or agreements with respect to:

(1) any Deposit Accounts that exist on the Principal Instrument Delivery Date, as of or prior to the Principal Instrument Delivery Date and (2) any Deposit Accounts that are created or acquired after the Principal Instrument Delivery Date, as of or prior to the deposit or transfer of any such funds into such Deposit Accounts, other than, in each case, Excluded Accounts. If any Grantor acquires rights in any Deposit Account after the Principal Instrument Delivery Date, it shall also deliver to the Collateral Trustee a completed Collateral Supplement reflecting such new Deposit Account (it being understood that (x) any Deposit Account which is an Excluded Account shall be so indicated on the applicable schedules to the Collateral Supplement with an explanation of the applicable clause of definition of “Excluded Accounts” which applies to such Deposit Account, and (y) such Grantor shall deliver to the Collateral Trustee such other information with respect to such Excluded Account as the Collateral Trustee shall reasonably request from time to time).

(ii) Each Grantor hereby covenants and agrees that it shall not close or terminate any Deposit Account (other than any Excluded Account) unless a successor or replacement account has been established with the consent of the Collateral Trustee with respect to which successor or replacement account a control agreement has been entered into by the appropriate Grantor, the Collateral Trustee and depository institution at which such successor or replacement account is to be maintained in accordance with the provisions of Section 3.6(b)(i).

(iii) In addition to the foregoing, if any depository institution with respect to any Deposit Account is located in a jurisdiction outside of the United States, upon the reasonable request of the Collateral Trustee, each Grantor shall take such additional actions, including causing such depository institution to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Trustee; provided, that for any such jurisdiction where a Control Agreement is not customary, such Grantor shall not be required to comply with clause (i) or (ii) above.

(iv) Upon the occurrence and during the continuance of an Event of Default, the Collateral Trustee shall have the right, without notice to any Grantor, to transfer all or any portion of the Deposit Accounts to its name or the name of its nominee or agent.

3.7 Intellectual Property.

(a) Additional Representations for Intellectual Property. Each Grantor hereby represents and warrants that all of the representations and warranties in the Arrangement Agreement regarding its Intellectual Property are true and correct in all material respects (except such representations and warranties that by their terms are qualified by materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects).

(b) Additional Covenants for Intellectual Property. Notwithstanding anything contained herein to the contrary, each Grantor hereby covenants and agrees to comply with each of the affirmative and negative covenants set forth in the Arrangement Agreement with respect to Intellectual Property now or hereafter owned or licensed by such Grantor and its Subsidiaries. Such Grantor further covenants and agrees that, no less frequently than once per fiscal quarter to the extent that such Grantor has filed an application for registration or issuance of Intellectual Property in such fiscal quarter, it shall ensure the recordation of appropriate evidence (including intellectual property security agreements substantially in the forms of the Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement attached as Exhibits D, E and F, respectively, to this Agreement) of the liens and security interest granted hereunder in such Intellectual Property with any intellectual property registry in the United States (other than any domain name register) in which said Intellectual Property is registered or issued or in which an application for registration or issuance is pending including the United States Patent and Trademark Office, the United States Copyright Office and the various Secretaries of State. In any event, such Grantor shall, promptly upon the reasonable request of the Collateral Trustee, execute and deliver to the Collateral Trustee any document so requested by the Collateral Trustee to acknowledge, confirm, register, record, or perfect the Collateral Trustee’s interest in any part of such Intellectual Property, including with respect to any domain name registers and the foreign counterparts of any of the registries referred to in the preceding sentence.

3.8 Further Assurances. Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that the Collateral Trustee may reasonably request in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall promptly:

(a) file (or authorize the filing of) such financing or continuation statements, or amendments thereto as may be necessary, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices as the Collateral Trustee may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(b) furnish to the Collateral Trustee from time to time statements and schedules (including updated Collateral Schedules) further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Trustee may reasonably request, all in reasonable detail (it being understood and agreed that the security interest of the Collateral Trustee shall attach to all property immediately upon any Grantor’s acquisition of rights therein to the fullest extent permitted by applicable Requirements of Law and shall not be affected by the failure of any Grantor to deliver a Collateral Supplement or any other identification or description of such property);

(c) at any reasonable time at reasonable intervals, upon request by the Collateral Trustee, assemble the Collateral and allow inspection of the Collateral by the Collateral Trustee, or persons designated by the Collateral Trustee;

(d) at the Collateral Trustee’s reasonable request, appear in and defend any action or proceeding that may affect in any material respect such Grantor’s title to or the Collateral Trustee’s security interest in all or any part of the Collateral;

(e) with respect to any letter of credit with a face value in excess of $250,000 hereafter arising to which such Grantor has rights, (i) use commercially reasonable efforts to obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Trustee, (ii) deliver to the Collateral Trustee a completed Collateral Supplement reflecting such new letter of credit and (iii) if reasonably requested by the Collateral Trustee, obtain for the Collateral Trustee the right of a beneficiary to demand payment or performance under such letter of credit;

(f) with respect to any Commercial Tort Claim in excess of $250,000 individually hereafter arising, deliver to the Collateral Trustee a completed Collateral Supplement identifying such new Commercial Tort Claim;

(g) with respect to any key personnel life insurance policies hereafter obtained by any Grantor, (i) provide written notice thereof to the Collateral Trustee by delivery of a Collateral Supplement describing such policies and (ii) upon Collateral Trustee’s request, furnish the Collateral Trustee with agreements collaterally assigning such policies to the Collateral Trustee;

(h) with respect to any other policies of Insurance now owned or hereafter obtained by any Grantor, if reasonably requested by the Collateral Trustee, furnish the Collateral Trustee with agreements collaterally assigning such policies to the Collateral Trustee;

(i) with respect to any Project Documents entered into by any Grantor, furnish the Collateral Trustee, upon Collateral Trustee’s reasonable request, with (i) agreements collaterally assigning such Grantor’s rights under such Project Documents to the Collateral Trustee and (ii) consents and/or recognition agreements from the counterparties to such Project Documents requested by the Collateral Trustee; and

(j) with respect to any Governmental Approvals for the Projects obtained by any Grantor, furnish the Collateral Trustee, upon Collateral Trustee’s reasonable request, with (i) agreements collaterally assigning such Grantor’s rights under such Governmental Approvals to the Collateral Trustee and (ii) consents and/or recognition agreements from the applicable Governmental Authorities, as appropriate, with respect to the collateral assignments such Governmental Approvals and the transfer thereof following an Event of Default.

ARTICLE IV

REMEDIES

4.1 Code and Other Remedies Generally.

(a) If any Event of Default shall have occurred and be continuing, the Collateral Trustee may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party on default or otherwise under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Trustee, assemble all or part of the Collateral as directed by the Collateral Trustee and make it available to the Collateral Trustee at a place to be reasonably designated by the Collateral Trustee;

(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Trustee deems advisable; and

(iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustee’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Trustee may deem advisable.

(b) The Collateral Trustee or any other Secured Party may be the purchaser of any or all of the Collateral at any public sale or any private sale (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) in accordance with the UCC and the Collateral Trustee, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Trustee at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under applicable law now existing or hereafter enacted.

(c) Each Grantor agrees that, to the extent notice of sale shall be required by applicable law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(d) Each Grantor agrees that it would not be commercially unreasonable for the Collateral Trustee to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets.

(e) The Collateral Trustee may sell the Collateral without giving any warranties as to the Collateral. The Collateral Trustee may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(f) Each Grantor hereby waives any claims against the Collateral Trustee or any other Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at any private sale was less than the price which might have been obtained at a public sale, even if the Collateral Trustee accepts the first offer received and does not offer such Collateral to more than one offeree.

4.2 Sales on Credit. If the Collateral Trustee sells any of the Collateral upon credit, the Grantor will be credited only with payments actually made by the purchaser and received by the Collateral Trustee and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Trustee may resell the Collateral and Grantor shall be credited with proceeds of the sale.

4.3 Private Sale of Investment Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Exchange Act and applicable state securities laws, the Collateral Trustee may be compelled, with respect to any sale of all or any part of the Investment Property conducted without prior registration or qualification of such Investment Property under the Exchange Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Exchange Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Exchange Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Trustee determines to exercise its right to sell any or all of the Investment Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Trustee all such information as the Collateral Trustee may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Property which may be sold by the Collateral Trustee in exempt transactions under the Exchange Act and the rules and regulations of the SEC thereunder, as the same are from time to time in effect.

4.4 Additional Remedies Relating to Intellectual Property.

(a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuance of an Event of Default:

(i) the Collateral Trustee shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Trustee or otherwise, in the Collateral Trustee’s sole discretion, to enforce any Intellectual Property owned by any Grantor, in which event such Grantor shall, at the request of the Collateral Trustee, do any and all lawful acts and execute any and all documents reasonably required by the Collateral Trustee in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Trustee as provided in Section 6.8 in connection with the exercise of its rights under this Section;

(ii) upon written demand from the Collateral Trustee in connection with the exercise of remedies hereunder, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Trustee or such Collateral Trustee’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property owned by such Grantor and shall execute and deliver to the Collateral Trustee such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii) each Grantor agrees that an assignment and/or recording as contemplated by subsection (ii) above shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Trustee (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, such Intellectual Property;

(iv) each Grantor shall ensure the availability and delivery to the Collateral Trustee (or any other Person entitled thereto as a result of the exercise by the Collateral Trustee of its rights and remedies hereunder) of any and all Intellectual Property owned or used by such Grantor or otherwise in such Grantor’s possession, including confidential information, technical data and Trade

Secrets (regardless of the form or method of recording of such information and data), including computer databases, computer software documentation, owners’ manuals, users manuals, installation instructions, operating instructions, other similar items, regardless of storage item, that explain the capability of the computer software or provide instruction for use of such computer software;

(v) within five (5) Business Days after written notice from the Collateral Trustee, each Grantor shall make available to the Collateral Trustee (or any other Person entitled thereto as a result of the exercise by the Collateral Trustee of its rights and remedies hereunder), to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Collateral Trustee (or such other Person) may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with such Grantor’s Intellectual Property, such persons to be available to perform their prior functions on the Collateral Trustee’s (or such other Person’s) behalf and to be compensated by the Collateral Trustee (or such other Person) at such Grantor’s expense on a per diem, pro rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

(vi) the Collateral Trustee shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of Intellectual Property used in the business of any Grantor, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Trustee, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done; and

(vii) such Grantor shall not, without Collateral Trustee’s prior written consent, (x) adjust, settle or compromise the amount or payment of any such amount (y) release wholly or partly any obligor with respect thereto or (z) allow any credit or discount thereon.

(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Trustee of any rights, title and interests in and to the Intellectual Property owned by any Grantor shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Trustee shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Trustee as aforesaid, subject to any disposition thereof that may have been made by the

Collateral Trustee; provided, after giving effect to such reassignment, the Collateral Trustee’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Trustee granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of any Secured Parties.

(c) Solely for the purpose of enabling the Collateral Trustee to exercise rights and remedies under this Article IV and at such time as the Collateral Trustee shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Trustee, to the extent it has the right to do so, an irrevocable, nonexclusive worldwide license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks owned by any Grantor, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

4.5 Collection of Receivables. Notwithstanding Section 3.3(b)(iv), the Collateral Trustee shall have the right, at any time following the occurrence and during the continuation of an Event of Default, to do any one or more of the following: (A) notify, or require any Grantor to notify, any Account Debtor of the Collateral Trustee’s security interest in the Receivables and any Supporting Obligation; (B) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Trustee; (C) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Trustee; and (D) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Trustee notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be promptly (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Trustee if required, in a collateral account maintained under the sole dominion and control of the Collateral Trustee, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Trustee hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon without Collateral Trustee’s prior written consent.

4.6 Turn Over and Application of Proceeds. In addition to the rights of the Collateral Trustee specified in Section 4.5 with respect to payments of Receivables, upon the request of the Collateral Trustee following the occurrence and during the continuance of an Event of Default and in any event following acceleration of the Secured Obligations pursuant to

Section 10.2 of the Arrangement Agreement, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Trustee, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless provided expressly otherwise herein, be turned over to the Collateral Trustee in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Trustee, if required) and held by the Collateral Trustee in a collateral account maintained under the sole dominion and control of the Collateral Trustee. Any proceeds of Collateral received by the Collateral Trustee (whether from a Grantor or otherwise) while an Event of Default shall have occurred and be continuing may, in the sole discretion of the Collateral Trustee, (A) be held by the Collateral Trustee for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Trustee against the Secured Obligations then due and owing. Without limiting the generality of the foregoing, if any Event of Default shall have occurred and be continuing, the Collateral Trustee may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Trustee to be applied against the Secured Obligations then due and owing.

4.7 Deficiency. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, each Grantor shall be liable for the deficiency and the fees and disbursements of any attorneys employed by the Collateral Trustee to collect such deficiency.

4.8 Marshaling. Neither the Collateral Trustee nor any Secured Party shall be under any obligation to marshal any of the Collateral in favor of any Grantor or any other Person or against or in payment of any or all of the Secured Obligations.

ARTICLE V

COLLATERAL TRUSTEE

5.1 Power of Attorney. Each Grantor hereby irrevocably appoints the Collateral Trustee (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Trustee or otherwise, from time to time in the Collateral Trustee’s discretion to take the following actions that the Collateral Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, at such Grantor’s expense:

(a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor pursuant to the Arrangement Agreement;

(b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Trustee may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Trustee with respect to any of the Collateral;

(e) to prepare and file any UCC financing statements against such Grantor as debtor;

(f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

(g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement that Grantors have not taken within the time allowed, including to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Trustee in its sole discretion, any such payments made by the Collateral Trustee to become obligations of such Grantor to the Collateral Trustee, due and payable immediately without demand;

(h) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes; and

(i) upon the occurrence and during the continuance of any Event of Default, to do, at the Collateral Trustee’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Trustee deems necessary or advisable to protect, preserve or realize upon the Collateral and the Collateral Trustee’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

5.2 Authorization to File Financing Statements. Each Grantor hereby authorizes the Collateral Trustee to file a Record or Records, including financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Trustee may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Trustee herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Trustee may determine, in its sole discretion, is necessary or advisable to ensure the perfection of the security interest in the Collateral granted to the Collateral Trustee herein, including describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired”.

5.3 Access; Right of Inspection. The Collateral Trustee and its representatives shall at all reasonable times and on reasonable intervals have full and free access during normal business hours to all the books, correspondence and records of each Grantor, and the Collateral Trustee and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Trustee and its representatives, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Trustee and its representatives shall at all times also have the right to enter any premises of each Grantor and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

5.4 Duty of Collateral Trustee. The Collateral Trustee’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Trustee deals with similar property for its own account. Neither the Collateral Trustee, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Trustee and the other Secured Parties hereunder are solely to protect their interests in the Collateral and shall not impose any duty upon the Collateral Trustee or any other Secured Party to exercise any such powers. The Collateral Trustee and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

5.5 Collateral Trustee May Perform. If any Grantor fails to perform any agreement contained herein within the time allowed, the Collateral Trustee may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Trustee incurred in connection therewith shall be payable by each Grantor under Section 6.8.

5.6 Authority of Collateral Trustee. Each Grantor acknowledges that the rights and responsibilities of the Collateral Trustee under this Agreement with respect to any action taken by the Collateral Trustee or the exercise or non-exercise by the Collateral Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Trustee and the other Secured Parties, be governed by the Collateral Trust Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Trustee and the Grantors, the Collateral Trustee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

5.7 Successor Collateral Trustee. The Collateral Trustee may resign or be removed, and a successor appointed, pursuant to the Collateral Trust Agreement. Upon the acceptance of any appointment as Collateral Trustee by a successor Collateral Trustee, that successor Collateral Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Trustee under this Agreement, and the retiring or removed Collateral Trustee under this Agreement shall promptly (i) transfer to such successor Collateral Trustee all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Trustee under this Agreement, and (ii) execute and deliver to such successor Collateral Trustee or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Trustee of the security interests created hereunder, whereupon such retiring or removed Collateral Trustee shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Trustee’s resignation or removal hereunder as the Collateral Trustee, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Trustee hereunder.

ARTICLE VI

MISCELLANEOUS

6.1 Amendments, etc. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 6.1 of the Collateral Trust Agreement.

6.2 Delay and Waiver. No delay or omission in exercising any right, power, privilege or remedy under this Agreement or any other Loan Document, including any rights and remedies in connection with the occurrence of a Default or Event of Default shall impair any such right, power, privilege or remedy of the Collateral Trustee or the other Secured Parties, nor shall it be construed to be a waiver of any right, power, privilege or remedy or of any breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring, nor shall any waiver of any single right, power, privilege or remedy, or of any breach or default be deemed a waiver of any other right, power, privilege or remedy or of any other breach or default therefore or thereafter occurring. All rights, powers, privileges and remedies, either under this Agreement or any other Loan Document or by law or otherwise afforded to any of the Collateral Trustee or the other Secured Parties, shall be cumulative and not alternative and not exclusive of any other rights, powers, privileges and remedies that any of the Collateral Trustee or the other Secured Parties may otherwise have.

6.3 Right of Set-Off. In addition to any rights now or hereafter granted under any Requirements of Law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Secured Party is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Grantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other Indebtedness at any time held or owing by such Secured Party (including by any branches and agencies of such Secured Party wherever located) to or for the credit or the account of any Grantor against and on account of the Secured Obligations and liabilities of any Grantor to such Secured Party under this Agreement or any other Loan Documents.

6.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery of this Agreement and the making of the Advances under the Funding Agreements.

6.5 Notices. All notices, requests and demands to or upon the Collateral Trustee or any Grantor hereunder shall be effected in the manner provided for in Section 6.3 of the Collateral Trust Agreement or at such other number or address as shall be designated by such party in a written notice to each other party hereto; provided that any such notice, request or demand to or upon any Additional Grantor shall be addressed to such Grantor at its notice address set forth on its Subsidiary Joinder Agreement or at such other number or address as shall be designated by such Additional Grantor in a written notice to each other party hereto.

6.6 Severability.

(a) The holding by any court of competent jurisdiction that any remedy pursued by the Collateral Trustee or any other Secured Party hereunder is unavailable or unenforceable shall not affect in any way the ability of the Collateral Trustee or any other Secured Party to pursue any other remedy available to it. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such provision shall be ineffective only to the extent of such invalidity or unenforceability without invalidating the remainder of such provision or any other provisions of this Agreement and shall not invalidate or render unenforceable any other provision hereof.

(b) In the event that DOE’s consent is required under any of the Loan Documents, the determination whether to grant or withhold such consent shall be made by DOE in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein.

6.7 Judgment Currency. Each Grantor agrees, to the fullest extent permitted under applicable law, to indemnify each Secured Party against any loss incurred by such Secured Party as a result of any judgment or order being given or made for any amount due such Secured Party under the Loan Documents and such judgment or order being expressed and to be paid in a Judgment Currency other than the Currency of Denomination and as a result of any variation between (i) the rate of exchange at which amounts in the Currency of Denomination are converted into Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Secured Party would have been able to purchase the Currency of

Denomination with the amount of the Judgment Currency actually received by such Secured Party had it utilized the amount of Judgment Currency so received to purchase the Currency of Denomination as promptly as practicable upon receipt thereof. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant Currency of Denomination that are documented and reasonable in light of market conditions at the time of such conversion.

6.8 Indemnification.

(a) Each Grantor, jointly and severally, agrees to pay or reimburse each Secured Party for all its costs and expenses incurred in collecting the Secured Obligations against the Grantors or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents, including the reasonable fees and other charges of counsel to each Secured Party.

(b) Each Grantor, jointly and severally, agrees to pay, indemnify and hold each Secured Party harmless from and against any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay from the Grantors in paying, all stamp, excise, sales and other taxes that may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement and the other Loan Documents.

(c) Each Grantor, jointly and severally, agrees to pay, indemnify and hold the Secured Parties and each other Indemnified Person harmless from and against any and all Indemnified Liabilities to the fullest extent as the Borrower would be required to do so pursuant to Section 12.8 of the Arrangement Agreement.

(d) The provisions of this Section 6.8 shall survive foreclosure under this Agreement and satisfaction or discharge of the Secured Obligations and termination of this Agreement, and shall be in addition to any other rights and remedies of any Indemnified Person.

6.9 Limitation on Liability. No claim shall be made by any Grantor or any of its Affiliates against any Secured Party or any of their Affiliates, directors, employees, attorneys or agents for any special, indirect, consequential or punitive damages (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or the other Loan Documents or any act or omission or event occurring in connection therewith; and each Grantor hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

6.10 Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until all Secured Obligations have been paid in full (other than unasserted contingent indemnity obligations, which shall nonetheless survive termination of this Agreement in accordance with Section 6.8) and all Loan Commitment Amounts have been reduced to zero, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Trustee hereunder, to the benefit of the Collateral Trustee and its successors and assigns.

6.11 Further Assurances and Corrective Instruments. To the extent permitted by Requirements of Law, each Grantor shall, upon the written request of the Collateral Trustee, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within a reasonable period of such request, such amendments or supplements hereto, and such further instruments, and take such further actions, as may be necessary in the Collateral Trustee’s reasonable judgment to effectuate the intention, performance and provisions hereof.

6.12 Reinstatement. Where any discharge is made in whole or in part, or any arrangement is made on the faith of, any payment, security or other disposition which is avoided or must be repaid, whether upon the insolvency, bankruptcy, liquidation or other similar proceeding or otherwise pursuant to any applicable Requirements of Law, the liability of the Grantors under this Agreement shall continue as if there had been no such discharge or arrangement. The Secured Parties shall be entitled to concede or compromise any claim that any such payment, security or other disposition is liable to avoidance or repayment.

6.13 Governing Law; Waiver Of Jury Trial.

(a) THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE RULES OF CONFLICTS OF LAWS EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN NEW YORK.

(b) THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION RELATED HERETO OR THERETO TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

6.14 Submission to Jurisdiction, Etc.

(a) Any legal action or proceeding against any Grantor with respect to or arising out of this Agreement may, to the fullest extent permitted by applicable law, be brought in or removed to the U.S. District Court for the District of Columbia or any other federal court of competent jurisdiction in any other jurisdiction where the Grantor or any of its property may be found. By execution and delivery of this Agreement, each Grantor accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid court for legal proceedings arising out of or in connection with this Agreement. Each Grantor hereby waives, to the fullest extent permitted by applicable law, any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of forum non-conveniens or improper venue. Each Grantor agrees that a judgment obtained in any such action may be enforced in any other federal court of competent jurisdiction, by suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment and of the fact and of the amount of its obligation.

(b) Each Grantor hereby agrees that process may be served on it by certified mail, return receipt requested, to its address as specified in Section 6.5 and that such mailing is sufficient to confer personal jurisdiction over such Grantor in any proceeding in any court referred to in Section 6.14(a) and otherwise constitutes effective and binding service in every respect. Nothing in this Section 6.14(b) shall affect the right of the Secured Parties to serve process in any other manner permitted by law.

6.15 Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding, and supersede all prior agreements and understandings (both written and oral), between the parties hereto with respect to the subject matter hereof and thereof.

6.16 Benefits of Agreement. Nothing in this Agreement or any other Loan Document, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors and permitted assigns hereunder or thereunder, any benefit or any legal or equitable right or remedy under this Agreement.

6.17 Headings. Paragraph headings have been inserted in the Loan Documents as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of the Loan Documents and shall not be used in the interpretation of any provision of the Loan Documents.

6.18 Counterparts. This Agreement may be executed in counterparts of the parties hereof, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. The parties may deliver such counterparts by facsimile or electronic transmission in Electronic Format. Each party hereto agrees to deliver a manually executed original promptly following such facsimile or electronic transmission.

6.19 No Partnership; Etc. The Secured Parties and the Grantors intend that the relationship between them shall be solely that of creditor and debtor. Nothing contained in this Agreement shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by, between or among the Secured Parties and the Grantors or any other Person. The Secured Parties shall not be in any way responsible or liable for the indebtedness, losses, obligations or duties of the Grantors or any other Person with respect to the Projects or otherwise. All obligations to pay real property or other taxes, assessments, insurance premiums, and all other fees and expenses in connection with or arising from the ownership, operation or occupancy of any Project or any other Collateral and to perform all obligations under the agreements and contracts relating to any Project or any other Collateral shall be the sole responsibility of the Grantors.

6.20 Releases.

(a) At the time and to the extent provided in Section 6.15(a) of the Collateral Trust Agreement, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Trustee and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.

(b) At the times and to the extent provided in Section 6.15(b), (c), (d) and (e) of the Collateral Trust Agreement, the Collateral so specified shall be released from the Liens created hereby on such Collateral, in accordance with the provisions of the Collateral Trust Agreement.

6.21 Independence of Covenants. All covenants under this Agreement and the other Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

6.22 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 7.6 of the Arrangement Agreement, or that the Borrower desires to become a party to this Agreement, shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Subsidiary Joinder Agreement.

[Remainder of page intentionally left blank]

[Signature pages follow]

IN WITNESS WHEREOF, each Grantor and the Collateral Trustee have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TESLA MOTORS, INC., a Delaware corporation, as Grantor

By:	/s/ Deepak Ahuja
Name: Deepak Ahuja
Title: Chief Financial Officer

TESLA MOTORS NEW YORK LLC, a New York limited liability company, as Grantor
By:	Tesla Motors, Inc., its sole member

By:	/s/ Deepak Ahuja
Name: Deepak Ahuja
Title: Chief Financial Officer

SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT

MIDLAND LOAN SERVICES, INC., as Collateral Trustee

By:	/s/ Bradley J. Hauger
Name: Bradley J. Hauger
Title: Senior Vice President

SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT

EXHIBIT A

TO PLEDGE AND SECURITY AGREEMENT

[FORM OF] UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Uncertificated Securities Control Agreement, dated as of [                    ], 20[    ] among [                    ], a [                    ] (the “Pledgor”), [                    ], a [                    ] (the “Issuer”), and MIDLAND LOAN SERVICES, INC., a Delaware corporation, as collateral trustee (in such capacity, the “Collateral Trustee”) under the Collateral Trust Agreement, dated as of January 20, 2010, among Tesla Motors, Inc., the Pledgor, the other grantors party thereto and the Collateral Trustee for the benefit of the United States Department of Energy and the other secured parties referred to therein. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

ARTICLE I

OWNERSHIP AND INSTRUCTIONS

1.1 Registered Ownership of Shares. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of [                    ] [shares] of the Issuer’s [common stock] (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Trustee and, prior to the Issuer’s receipt of a Notice of Sole Control (as defined below), the Pledgor.

1.2 Instructions. If, after receiving a Notice of Sole Control, the Issuer shall receive any instructions originated by the Collateral Trustee relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person. The Issuer hereby acknowledges that it has received notice of the security interest of the Collateral Trustee in the Pledged Shares and hereby acknowledges and consents to such lien. If the Pledgor is otherwise entitled to issue instructions and such instructions conflict with any instructions issued by the Collateral Trustee, the Issuer shall follow the instructions issued by the Collateral Trustee. “Notice of Sole Control” shall mean a Notice of Sole Control delivered by the Collateral Trustee to the Issuer in substantially the form set forth in Exhibit A hereto.

1.3 Voting Rights. Until such time as the Collateral Trustee shall have delivered a Notice of Sole Control to the Issuer, the Pledgor shall have the right to vote the Pledged Shares.

ARTICLE II

ADDITIONAL REPRESENTATIONS AND COVENANTS OF THE ISSUER

The Issuer hereby represents and warrants to and covenants with the Collateral Trustee as follows:

2.1 It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating to the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

EXHIBIT A-1

2.2 It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Trustee purporting to limit or condition the obligation of the Issuer to comply with instructions as set forth in Section 1.2 hereof.

2.3 Except for the claims and interest of the Collateral Trustee and of the Pledgor in the Pledged Shares, the Issuer does not know of any liens, claims or encumbrances relating to the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Trustee and the Pledgor thereof.

2.4 This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer, subject only to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principals (whether enforcement is sought by proceedings in equity or at law).

ARTICLE III

MISCELLANEOUS

3.1 Indemnification of Issuer.

(a) The Pledgor and the Collateral Trustee hereby agree that the Issuer is released from any and all liabilities to the Pledgor and the Collateral Trustee arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s gross negligence, willful misconduct or breach of its obligations hereunder.

(b) The Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s gross negligence, willful misconduct or breach of its obligations hereunder, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

3.2 Termination. The obligations of the Issuer to the Collateral Trustee pursuant to this Uncertificated Securities Control Agreement shall continue in effect until the security interests of the Collateral Trustee in the Pledged Shares have been terminated and the Collateral Trustee has notified the Issuer of such termination in writing. The Collateral Trustee agrees to provide Notice of Termination in substantially

EXHIBIT A-2

the form of Exhibit B hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Trustee’s security interest in the Pledged Shares. The termination of this Uncertificated Securities Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

3.3 Notices. Except to the extent otherwise required by applicable law, all notices, reports, requests and demands to or upon the respective parties hereto shall not be effective unless given or made in writing (including by facsimile or electronic transmission, which facsimile shall be followed by an executed original of such writing) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when (i) delivered by hand, if signed for by or on behalf of the receiving party, (ii) if delivered by mail, three (3) business days after being deposited in the mail, postage prepaid, (iii) if deposited with an internationally recognized overnight courier service for overnight delivery to the receiving party, one (1) business day after being deposited with such service, (iv) if delivered by facsimile transmission, when receipt thereof has been confirmed by telephone or facsimile by the receiving party, and (v) if transmitted electronically, upon receipt of electronic, telephone or facsimile confirmation of the recipient’s receipt thereof, in each case when sent to the relevant party at the number or address set forth with respect to such person below:

Pledgor:	[INSERT ADDRESS]
Attention:
Telephone:
Facsimile:

Collateral Trustee:	Midland Loan Services, Inc.
10851 Mastin, Suite 700
Overland Park, KS 66210
Attention: President
Telephone: (913) 253-9000
Facsimile: (913) 253-9709

with a copy to (which shall not constitute notice):	Midland Loan Services, Inc.
10851 Mastin, Suite 700
Overland Park, KS 66210
Attention: General Counsel
Telephone: (913) 253-9000
Facsimile: (913) 253-9709

Issuer:	[INSERT ADDRESS]
Attention:
Telephone:
Facsimile:

EXHIBIT A-3

or, as to each party, such other number or address as shall be designated by such party in a written notice to each other party hereto.

3.4 Amendments, etc. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

3.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.6 Governing Law; Waiver Of Jury Trial.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b) THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION RELATED HERETO OR THERETO TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

3.7 Headings. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

3.8 Counterparts. This Agreement may be executed in counterparts of the parties hereof, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. The parties may deliver such counterparts by facsimile or electronic transmission in Electronic Format. Each party hereto agrees to deliver a manually executed original promptly following such facsimile or electronic transmission.

EXHIBIT A-4

IN WITNESS WHEREOF, the parties hereto have caused this Uncertificated Securities Control Agreement to be executed as of the date first above written by their respective officers or any other authorized signatory thereunto duly authorized.

[PLEDGOR]

By:
Name:
Title:

MIDLAND LOAN SERVICES, INC., as Collateral Trustee

By:
Name:
Title:

[NAME OF ISSUER], as Issuer

By:
Name:
Title:

EXHIBIT A-5

EXHIBIT A

TO UNCERTIFICATED SECURITIES CONTROL AGREEMENT

[Letterhead of Collateral Trustee]

[Date]

[Name and Address of Issuer]

Attention:

Re:	Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Uncertificated Securities Control Agreement, dated as of [                    ], 20[    ] among [PLEDGOR], you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over [                    ] shares of the Issuer’s [common] stock (the “Pledged Shares”). You are hereby instructed not to accept any direction or instructions with respect to the Pledged Shares from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [PLEDGOR].

Very truly yours,

MIDLAND LOAN SERVICES, INC., as Collateral Trustee

By:
Name:
Title:

cc: [PLEDGOR]

EXHIBIT A-6

EXHIBIT B

TO UNCERTIFICATED SECURITIES CONTROL AGREEMENT

[Letterhead of Collateral Trustee]

[Date]

[Name and Address of Issuer]

Attention:

Re: Termination of Control Agreement

You are hereby notified that the Uncertificated Securities Control Agreement among you, [PLEDGOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Securities Control Agreement) from [PLEDGOR]. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares; however, nothing contained in this notice shall alter any obligations which you may otherwise owe to [PLEDGOR] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [PLEDGOR].

Very truly yours,

MIDLAND LOAN SERVICES, INC., as Collateral Trustee

By:
Name:
Title:

cc: [PLEDGOR]

EXHIBIT A-7

EXHIBIT B

TO PLEDGE AND SECURITY AGREEMENT

[FORM OF] SECURITIES ACCOUNT CONTROL AGREEMENT

This Securities Account Control Agreement, dated as of [                    ], 20[    ] (this “Agreement”) among [                    ] (the “Debtor”), [                    ], in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”), and MIDLAND LOAN SERVICES, INC., a Delaware corporation, as collateral trustee (in such capacity, the “Collateral Trustee”) under the Collateral Trust Agreement, dated as of January 20, 2010, among Tesla Motors, Inc., the Debtor, the other grantors party thereto and the Collateral Trustee for the benefit of the United States Department of Energy and the other secured parties referred to therein. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

ARTICLE I

THE SECURITIES ACCOUNT

1.1 Establishment of the Securities Account. The Securities Intermediary hereby confirms and agrees that:

(a) the Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Securities Account”);

(b) the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Collateral Trustee and, prior to the Debtor’s receipt of a Notice of Sole Control (as defined below), the Debtor;

(c) all securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

(d) All property delivered to the Securities Intermediary by the Debtor will be promptly credited to the Securities Account; and

(e) The Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC.

1.2 “Financial Assets” Election. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

EXHIBIT B-1

1.3 Control of the Securities Account. If, after receiving a Notice of Sole Control, the Securities Intermediary shall receive any entitlement order from the Collateral Trustee directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person. The Securities Intermediary hereby acknowledges that it has received notice of the security interest of the Collateral Trustee in the Securities Account and hereby acknowledges and consents to such lien. If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the Collateral Trustee, the Securities Intermediary shall follow the orders issued by the Collateral Trustee. “Notice of Sole Control” shall mean a Notice of Sole Control delivered by the Collateral Trustee to the Debtor in substantially the form set forth in Exhibit A hereto.

ARTICLE II

SUBORDINATION AND WAIVER

2.1 Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any financial assets credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Trustee. The financial assets credited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Trustee (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

ARTICLE III

CONFLICTS AND ADVERSE CLAIMS

3.1 Conflict with Other Agreements.

(a) With respect to the matters set forth herein, in the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into relating to the subject matter hereof, the terms of this Agreement shall prevail.

(b) The Securities Intermediary hereby confirms and agrees that:

(i) it has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders of such other person; and

EXHIBIT B-2

(ii) it has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or the Collateral Trustee purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in this Agreement.

3.2 Adverse Claims. Except for the claims and interest of the Collateral Trustee and of the Debtor in the Securities Account, the Securities Intermediary does not know of any liens, claims encumbrances relating to the Securities Account or any financial asset credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or any financial asset credited thereto, the Securities Intermediary will promptly notify the Collateral Trustee and the Debtor thereof.

ARTICLE IV

MAINTENANCE OF SECURITIES ACCOUNT

In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 1.3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

4.1 Notice of Sole Control. If at any time the Collateral Trustee delivers to the Securities Intermediary a Notice of Sole Control, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from the Collateral Trustee.

4.2 Voting Rights. Until such time as the Securities Intermediary receives a Notice of Sole Control, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.

4.3 Permitted Investments. Until such time as the Securities Intermediary receives a Notice of Sole Control, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account; provided, however, that the Securities Intermediary shall not honor any instruction to purchase any investments other than investments of a type described on Exhibit B hereto.

4.4 Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Collateral Trustee at the address for each set forth in Section 5.3 of this Agreement.

EXHIBIT B-3

4.5 Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

4.6 Withdrawal Requests. If the Debtor requests withdrawal of, or transfer of, funds or property from the Securities Account, the Securities Intermediary shall honor such request provided that the Securities Intermediary has not received a Notice of Sole Control (pursuant to which the Securities Intermediary will honor instructions and orders of only the Collateral Trustee).

ARTICLE V

MISCELLANEOUS

5.1 Indemnification of Securities Intermediary.

(a) The Debtor and the Collateral Trustee hereby agree that the Securities Intermediary is released from any and all liabilities to the Debtor and the Collateral Trustee arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s gross negligence, willful misconduct or breach of its obligations hereunder.

(b) The Debtor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary’s gross negligence, willful misconduct or breach of its obligations hereunder, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

5.2 Termination. The obligations of the Securities Intermediary to the Collateral Trustee pursuant to this Agreement shall continue in effect until the security interest of the Collateral Trustee in the Securities Account has been terminated and the Collateral Trustee has notified the Securities Intermediary of such termination in writing. The Collateral Trustee agrees to provide Notice of Termination in substantially the form of Exhibit C hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the Collateral Trustee’s security interest in the Securities Account. The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

5.3 Notices. Except to the extent otherwise required by applicable law, all notices, reports, requests and demands to or upon the respective parties hereto shall not be effective unless given or made in writing (including by facsimile or

EXHIBIT B-4

electronic transmission, which facsimile shall be followed by an executed original of such writing) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when (i) delivered by hand, if signed for by or on behalf of the receiving party, (ii) if delivered by mail, three (3) business days after being deposited in the mail, postage prepaid, (iii) if deposited with an internationally recognized overnight courier service for overnight delivery to the receiving party, one (1) business day after being deposited with such service, (iv) if delivered by facsimile transmission, when receipt thereof has been confirmed by telephone or facsimile by the receiving party, and (v) if transmitted electronically, upon receipt of electronic, telephone or facsimile confirmation of the recipient’s receipt thereof, in each case when sent to the relevant party at the number or address set forth with respect to such person below:

Debtor:	[INSERT ADDRESS]
Attention:
Telephone:
Facsimile:

Collateral Trustee:	Midland Loan Services, Inc.
10851 Mastin, Suite 700
Overland Park, KS 66210
Attention: President
Telephone: (913) 253-9000
Facsimile: (913) 253-9709

with a copy to (which shall not constitute notice):	Midland Loan Services, Inc.
10851 Mastin, Suite 700
Overland Park, KS 66210
Attention: General Counsel
Telephone: (913) 253-9000
Facsimile: (913) 253-9709

Securities Intermediary:	[INSERT ADDRESS]
Attention:
Telephone:
Facsimile:

or, as to each party, such other number or address as shall be designated by such party in a written notice to each other party hereto

5.4 Amendments, etc. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto

EXHIBIT B-5

5.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.6 Governing Law; Waiver Of Jury Trial.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b) THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION RELATED HERETO OR THERETO TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

5.7 Headings. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

5.8 Counterparts. This Agreement may be executed in counterparts of the parties hereof, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. The parties may deliver such counterparts by facsimile or electronic transmission in Electronic Format. Each party hereto agrees to deliver a manually executed original promptly following such facsimile or electronic transmission.

EXHIBIT B-6

IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers or any other authorized signatory thereunto duly authorized.

[DEBTOR]

By:
Name:
Title:

MIDLAND LOAN SERVICES, INC., as Collateral Trustee

By:
Name:
Title:

[NAME OF SECURITIES
INTERMEDIARY], as Securities Intermediary

By:
Name:
Title:

EXHIBIT B-7

EXHIBIT A

TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of Collateral Trustee]

[Date]

[Name and Address of Securities Intermediary]

Attention:

Re: Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Securities Account Control Agreement, dated as of [                    ], 20[    ] among [DEBTOR], you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over securities account number [                    ] (the “Securities Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [DEBTOR].

Very truly yours,

MIDLAND LOAN SERVICES, INC., as Collateral Trustee

By:
Name:
Title:

cc: [DEBTOR]

EXHIBIT B-8

EXHIBIT B

TO SECURITIES ACCOUNT CONTROL AGREEMENT

Permitted Investments

EXHIBIT B-9

EXHIBIT C

TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of Collateral Trustee]

[Date]

[Name and Address of Securities Intermediary]

Attention:

Re:	Termination of Securities Account Control Agreement

You are hereby notified that the Securities Account Control Agreement, dated as of [            ], 20[    ] among you, [DEBTOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [            ] from [DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account; however, nothing contained in this notice shall alter any obligations which you may otherwise owe to [DEBTOR] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [DEBTOR].

Very truly yours,

MIDLAND LOAN SERVICES, INC., as Collateral Trustee

By:
Name:
Title:

cc: [DEBTOR]

EXHIBIT B-10

EXHIBIT C

TO PLEDGE AND SECURITY AGREEMENT

[FORM OF] DEPOSIT ACCOUNT CONTROL AGREEMENT

This Deposit Account Control Agreement, dated as of [            ], 20[    ] (this “Agreement”) among [            ] (the “Debtor”), [            ], in its capacity as a “bank” as defined in Section 9-102 of the UCC (in such capacity, the “Financial Institution”), and MIDLAND LOAN SERVICES, INC., a Delaware corporation, as collateral trustee (in such capacity, the “Collateral Trustee”) under the Collateral Trust Agreement, dated as of January 20, 2010, among Tesla Motors, Inc., the Debtor, the other grantors party thereto and the Collateral Trustee for the benefit of the United States Department of Energy and the other secured parties referred to therein. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

ARTICLE I

THE DEPOSIT ACCOUNT

1.1 Establishment of Deposit Account. The Financial Institution hereby confirms and agrees that:

(a) the Financial Institution has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Deposit Account”);

(b) the Financial Institution shall not change the name or account number of the Deposit Account without the prior written consent of the Collateral Trustee and, prior to the Debtor’s receipt of a Notice of Sole Control (as defined below), the Debtor; and

(c) the Deposit Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC.

1.2 Control of the Deposit Account. If, after receiving a Notice of Sole Control, the Financial Institution shall receive any instructions originated by the Collateral Trustee directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person. The Financial Institution hereby acknowledges that it has received notice of the security interest of the Collateral Trustee in the Deposit Account and hereby acknowledges and consents to such lien. If the Debtor is otherwise entitled to issue instructions and such instructions conflict with any instructions issued by the Collateral Trustee, the Financial Institution shall follow the instructions issued by the Collateral Trustee. “Notice of Sole Control” shall mean a Notice of Sole Control delivered by the Collateral Trustee to the Debtor in substantially the form set forth in Exhibit A hereto.

EXHIBIT C-1

ARTICLE II

SUBORDINATION AND WAIVER

2.1 Subordination of Lien; Waiver of Set-Off. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Trustee. Funds credited to the Deposit Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Trustee (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

ARTICLE III

CONFLICTS AND ADVERSE CLAIMS

3.1 Conflict with Other Agreements.

(a) With respect to the matters set forth herein, in the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into relating to the subject matter hereof, the terms of this Agreement shall prevail.

(b) The Financial Institution hereby confirms and agrees that:

(i) it has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons; and

(ii) it has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or the Collateral Trustee purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in this Agreement.

3.2 Adverse Claims. Except for the claims and interest of the Collateral Trustee and of the Debtor in the Deposit Account, the Financial Institution does not know of any liens, claims or encumbrances relating to the Deposit Account or any funds credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account or any funds credited thereto, the Financial Institution will promptly notify the Collateral Trustee and the Debtor thereof.

EXHIBIT C-2

ARTICLE IV

MAINTENANCE OF DEPOSIT ACCOUNT

In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in Section 1.2 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:

4.1 Notice of Sole Control. If at any time the Collateral Trustee delivers to the Financial Institution a Notice of Sole Control, the Financial Institution agrees that after receipt of such notice, it will take all instruction with respect to the Deposit Account solely from the Collateral Trustee.

4.2 Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Collateral Trustee at the address for each set forth in Section 5.3 of this Agreement.

4.3 Tax Reporting. All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

4.4 Withdrawal Requests. If the Debtor requests withdrawal of, or transfer of, funds from the Deposit Account, the Financial Institution shall honor such request provided that the Financial Institution has not received a Notice of Sole Control (pursuant to which the Financial Institution will honor instructions of only the Collateral Trustee).

ARTICLE V

MISCELLANEOUS

5.1 Indemnification of Financial Institution.

(a) The Debtor and the Collateral Trustee hereby agree that the Financial Institution is released from any and all liabilities to the Debtor and the Collateral Trustee arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s gross negligence, gross willful misconduct or breach of its obligations hereunder.

(b) The Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s gross negligence, willful misconduct or breach of its obligations hereunder, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

EXHIBIT C-3

5.2 Termination. The obligations of the Financial Institution to the Collateral Trustee pursuant to this Agreement shall continue in effect until the security interest of the Collateral Trustee in the Deposit Account has been terminated and the Collateral Trustee has notified the Financial Institution of such termination in writing. The Collateral Trustee agrees to provide Notice of Termination in substantially the form of Exhibit B hereto to the Financial Institution upon the request of the Debtor on or after the termination of the Collateral Trustee’s security interest in the Deposit Account. The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.

5.3 Notices. Except to the extent otherwise required by applicable law, all notices, reports, requests and demands to or upon the respective parties hereto shall not be effective unless given or made in writing (including by facsimile or electronic transmission, which facsimile shall be followed by an executed original of such writing) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when (i) delivered by hand, if signed for by or on behalf of the receiving party, (ii) if delivered by mail, three (3) business days after being deposited in the mail, postage prepaid, (iii) if deposited with an internationally recognized overnight courier service for overnight delivery to the receiving party, one (1) business day after being deposited with such service, (iv) if delivered by facsimile transmission, when receipt thereof has been confirmed by telephone or facsimile by the receiving party, and (v) if transmitted electronically, upon receipt of electronic, telephone or facsimile confirmation of the recipient’s receipt thereof, in each case when sent to the relevant party at the number or address set forth with respect to such person below:

Debtor:	[INSERT ADDRESS]
Attention:
Telephone:
Facsimile:

Collateral Trustee:	Midland Loan Services, Inc.
10851 Mastin, Suite 700
Overland Park, KS 66210
Attention: President
Telephone: (913) 253-9000
Facsimile: (913) 253-9709

with a copy to (which shall not constitute notice):	Midland Loan Services, Inc.
10851 Mastin, Suite 700
Overland Park, KS 66210
Attention: General Counsel
Telephone: (913) 253-9000
Facsimile: (913) 253-9709

EXHIBIT C-4

Financial Institution:	[INSERT ADDRESS]
Attention:
Telephone:
Facsimile:

or, as to each party, such other number or address as shall be designated by such party in a written notice to each other party hereto.

5.4 Amendments, etc. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

5.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.6 Governing Law; Waiver Of Jury Trial.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b) THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION RELATED HERETO OR THERETO TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

5.7 Headings. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

5.8 Counterparts. This Agreement may be executed in counterparts of the parties hereof, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. The parties may deliver such counterparts by facsimile or electronic transmission in Electronic Format. Each party hereto agrees to deliver a manually executed original promptly following such facsimile or electronic transmission.

EXHIBIT C-5

IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers or any other authorized signatory thereunto duly authorized.

[DEBTOR]

By:
Name:
Title:

MIDLAND LOAN SERVICES, INC., as Collateral Trustee

By:
Name:
Title:

[NAME OF FINANCIAL INSTITUTION], as Financial Institution

By:
Name:
Title:

EXHIBIT C-6

EXHIBIT A

TO DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of Collateral Trustee]

[Date]

[Name and Address of Financial Institution]

Attention:

Re:	Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Deposit Account Control Agreement, dated as of [            ], 20[    ] among [DEBTOR], you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over deposit account number [            ] (the “Deposit Account”) and all funds credited thereto. You are hereby instructed not to accept any direction or instructions with respect to the Deposit Account or the funds credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [DEBTOR].

Very truly yours,

MIDLAND LOAN SERVICES, INC., as Collateral Trustee

By:
Name:
Title:

cc: [DEBTOR]

EXHIBIT C-7

EXHIBIT B

TO DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of Collateral Trustee]

[Date]

[Name and Address of Financial Institution]

Attention:

Re:	Termination of Deposit Account Control Agreement

You are hereby notified that the Deposit Account Control Agreement, dated as of [            ], 20[    ] among [DEBTOR], you and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [            ] from [DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account; however, nothing contained in this notice shall alter any obligations which you may otherwise owe to [DEBTOR] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [DEBTOR].

Very truly yours,

MIDLAND LOAN SERVICES, INC., as Collateral Trustee

By:
Name:
Title:

cc: [DEBTOR]

EXHIBIT C-8

EXHIBIT D

TO PLEDGE AND SECURITY AGREEMENT

[FORM OF] NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS

NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS (this “Notice”), dated as of [            ], 20[    ], made by and among [            ] (the “Grantor”) in favor of Midland Loan Services, Inc., as Collateral Trustee (the “Secured Party”; the Secured Party and the Grantor, collectively the “Parties”).

WHEREAS, the Grantor is the owner of the issued patents and patent applications set forth on Schedule I attached hereto (collectively, the “Patents”);

WHEREAS, pursuant to the terms and conditions of the Pledge and Security Agreement dated as of January 20, 2010, by and among the Parties and the other grantors party thereto (the “Security Agreement”), the Grantor granted to the Secured Party a security interest in, and lien on, certain intellectual property owned by the Grantor, including the Patents and all proceeds of the foregoing (collectively, the “Patent Collateral”); and

WHEREAS, pursuant to the Security Agreement, the Grantor agreed to execute and deliver to the Secured Party this Notice for purposes of filing the same with the United States Patent and Trademark Office (the “PTO”) to confirm, evidence and record the security interest in the Patent Collateral granted pursuant to the Security Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions of the Security Agreement, the Grantor hereby grants to the Secured Party a security interest in, and lien on, the Patent Collateral.

The Grantor hereby authorizes the PTO to file and record this Notice together with the annexed Schedule I.

The Parties hereby acknowledge and agree that the security interest in the Patent Collateral may only be terminated in accordance with the terms of the Security Agreement or upon their mutual consent.

This Notice may be executed in counterparts of the parties hereof, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. The parties may deliver such counterparts by facsimile or electronic transmission in Electronic Format. Each party hereto agrees to deliver a manually executed original promptly following such facsimile or electronic transmission.

THIS NOTICE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

EXHIBIT D-1

[Remainder of Page Intentionally Left Blank]

EXHIBIT D-2

IN WITNESS WHEREOF, the undersigned has caused this Notice to be duly executed and delivered as of the date first above written.

[ ]

By:
Name:
Title:

EXHIBIT D-3

Schedule I

Patents and Patent Applications

[See attached]

EXHIBIT D-4

EXHIBIT E

TO PLEDGE AND SECURITY AGREEMENT

NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS (this “Notice”), dated as of [            ], 20[    ], made by and among [            ] (the “Grantor”) in favor of Midland Loan Services, Inc., as Collateral Trustee (the “Secured Party”; the Secured Party and the Grantor, collectively the “Parties”).

WHEREAS, the Grantor is the owner of the trademark and service mark registrations and the trademark and service mark applications set forth on Schedule I attached hereto (collectively, the “Trademarks”);

WHEREAS, pursuant to the terms and conditions of the Pledge and Security Agreement dated as of January 20, 2010, by and among the Parties and the other grantors party thereto (the “Security Agreement”), the Grantor granted to the Secured Party a security interest in, and lien on, certain intellectual property owned by the Grantor, including the Trademarks and all proceeds of the foregoing (collectively, the “Trademark Collateral”); and

WHEREAS, pursuant to the Security Agreement, the Grantor agreed to execute and deliver to the Secured Party this Notice for purposes of filing the same with the United States Patent and Trademark Office (the “PTO”) to confirm, evidence and record the security interest in the Trademark Collateral granted pursuant to the Security Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions of the Security Agreement, the Grantor hereby grants to the Secured Party a security interest in, and lien on, the Trademark Collateral, provided that the grant of security interest shall not include any Trademark that may be deemed invalidated, canceled, unenforceable or abandoned due to the grant and/or enforcement of such security interest unless and until such time that the grant and/or enforcement of the security interest will not affect the validity of such Trademark.

The Grantor hereby authorizes the PTO to file and record this Notice together with the annexed Schedule I.

The Parties hereby acknowledge and agree that the security interest in the Trademark Collateral may only be terminated in accordance with the terms of the Security Agreement or upon their mutual consent.

This Notice may be executed in counterparts of the parties hereof, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. The parties may deliver such counterparts by facsimile or electronic transmission in Electronic Format. Each party hereto agrees to deliver a manually executed original promptly following such facsimile or electronic transmission.

THIS NOTICE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING

EXHIBIT E-1

EXHIBIT E

TO PLEDGE AND SECURITY AGREEMENT

EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Remainder of Page Intentionally Left Blank]

EXHIBIT E-2

EXHIBIT E

TO PLEDGE AND SECURITY AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Notice to be duly executed and delivered as of the date first above written.

[ ]

By:
Name:
Title:

EXHIBIT E-3

EXHIBIT E

TO PLEDGE AND SECURITY AGREEMENT

Schedule I

Trademark Registrations and Applications

[See attached]

EXHIBIT E-4

EXHIBIT F

TO PLEDGE AND SECURITY AGREEMENT

NOTICE OF GRANT OF SECURITY INTEREST IN COPYRIGHTS

NOTICE OF GRANT OF SECURITY INTEREST IN COPYRIGHTS (this “Notice”), dated as of [            ], 20[    ], made by and among [            ] (the “Grantor”) in favor of Midland Loan Services, Inc., as Collateral Trustee (the “Secured Party”; the Secured Party and the Grantor, collectively the “Parties”).

WHEREAS, the Grantor is the owner of the issued copyrights and copyright applications set forth on Schedule I attached hereto (collectively, the “Copyrights”);

WHEREAS, pursuant to the terms and conditions of the Pledge and Security Agreement dated as of January 20, 2010, by and among the Parties and the other grantors party thereto (the “Security Agreement”), the Grantor granted to the Secured Party a security interest in, and lien on, certain intellectual property owned by the Grantor, including the Copyrights and all proceeds of the foregoing (collectively, the “Copyright Collateral”); and

WHEREAS, pursuant to the Security Agreement, the Grantor agreed to execute and deliver to the Secured Party this Notice for purposes of filing the same with the United States Copyright Office (the “Copyright Office”) to confirm, evidence and perfect the security interest in the Copyright Collateral granted pursuant to the Security Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions of the Security Agreement, the Grantor hereby grants to the Secured Party a security interest in, and lien on, the Copyright Collateral.

The Grantor hereby authorizes the Copyright Office to file and record this Notice together with the annexed Schedule I.

The Parties hereby acknowledge and agree that the security interest in the Copyright Collateral may only be terminated in accordance with the terms of the Security Agreement or upon their mutual consent.

This Notice may be executed in counterparts of the parties hereof, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. The parties may deliver such counterparts by facsimile or electronic transmission in Electronic Format. Each party hereto agrees to deliver a manually executed original promptly following such facsimile or electronic transmission.

THIS NOTICE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

EXHIBIT F-1

[Remainder of Page Intentionally Left Blank]

EXHIBIT F-2

IN WITNESS WHEREOF, the undersigned has caused this Notice to be duly executed and delivered as of the date first above written.

[ ]

By:
Name:
Title:

EXHIBIT F-3

Schedule I

Copyright Registrations and Applications

[See attached]

EXHIBIT F-4